UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On November 21, 2025, B. Riley Financial, Inc. (the “Company”) received an expected delinquency notification letter from Nasdaq, pursuant to Nasdaq Listing Rule 5810(b). The letter indicated that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Filing Rule”) as a result of the delayed filing of the Company’s Form 10-Q for the period ended September 30, 2025 (the “Third Quarter 10-Q”).

As previously disclosed on November 19, 2025, the Company participated in a hearing with a Nasdaq Hearings Panel (the “Panel”) on November 4, 2025 in connection with the Company’s non-compliance with the Filing Rule, as previously notified by the Nasdaq Listing Qualifications Staff on April 3, 2025, May 21, 2025 and August 20, 2025. Those notifications were in connection with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 10-K”), the Quarterly Report on Form 10-Q for the period ended March 31, 2025 (the “First Quarter 10-Q”) and the Quarterly Report on Form 10-Q for the period ended June 30, 2025, respectively.

On November 18, 2025, the Panel granted the Company’s request for an exception to the Filing Rule, which provides the Company with an exception to the Filing Rule through no later than January 20, 2026 to file the Third Quarter 10-Q with the SEC, among other terms and conditions disclosed on November 18, 2025. Also on November 18, 2025, the Company filed the First Quarter 10-Q with the SEC. Previously, on September 19, 2025, the Company filed the 2024 10-K with the SEC.

Item 7.01 Regulation FD Disclosure.

On November 28, 2025, the Company issued a press release related to the information described in Item 3.01 above. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 28, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. Riley Financial, Inc.

By:	/s/ Scott Yessner
Name:	Scott Yessner
Title:	Executive Vice President and Chief Financial Officer

Date: November 28, 2025

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